FORM 8-K

                         CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



                          Date of Report
                 (Date of earliest event reported)
                          July 22, 1998



                       US Airways Group, Inc.
                 (Commission file number: 1-8444)

                               and

                          US Airways, Inc.
                 (Commission file number: 1-8442)

   (Exact names of registrants as specified in their charters)



        Delaware               US Airways Group, Inc. 54-1194634
(State of incorporation        US Airways, Inc.       53-0218143
  of both registrants)       (I.R.S. Employer Identification Nos.)



                       US Airways Group, Inc.
              2345 Crystal Drive, Arlington, VA 22227
             (Address of principal executive offices)
                          (703) 872-5306
       (Registrant's telephone number, including area code)



                          US Airways, Inc.
              2345 Crystal Drive, Arlington, VA 22227
             (Address of principal executive offices)
                          (703) 872-7000
       (Registrant's telephone number, including area code)






Item 5. Other Events

     On July 22, 1998, US Airways Group, Inc. (US Airways Group or the "Company") and US Airways, Inc. (US Airways) issued a news release disclosing the results of operations for both companies for the three months and six months ended June 30, 1998, and selected operating and financial statistics for US Airways for the same periods (see Exhibit 99 to this report).

     Rakesh Gangwal, President and Chief Operating Officer of
US Airways Group and President and Chief Executive Officer of
US Airways, Lawrence M. Nagin, Executive Vice President, Corporate Affairs and General Counsel of both US Airways Group and
US Airways, Terry L. Hall, Senior Vice President of Finance and Chief Financial Officer of both companies and N. Bruce Ashby, Senior Vice President of Planning for US Airways, spoke with industry analysts on a conference call following the news release.

     During the call, disclosure of the following capacity-related estimates were made: US Airways' capacity (as measured by available seat miles) is expected to decrease 2 1/2% for the third quarter of 1998 compared to the third quarter of 1997; increase
3 1/2% for the fourth quarter of 1998 compared to the fourth quarter of 1997; and decrease 2 1/2% for full-year 1998 compared to full-year 1997.

     Certain of the information discussed on the conference call, including certain of the information set forth above, should be considered "forward-looking information" which is subject to a number of risks and uncertainties. The preparation of forward-looking information requires the use of estimates of future revenues, expenses, activity levels and economic and market conditions, many of which are outside of the Company's control. Specific factors that could cause actual results to differ materially from those set forth in the forward-looking information include: economic conditions, labor costs, aviation fuel costs, competitive pressures on pricing-particularly from lower-cost competitors, weather conditions, government legislation, consumer perceptions of the Company's products, demand for air transportation in the markets in which the Company operates and other risks and uncertainties listed from time to time in the Company's reports to the United States Securities and Exchange Commission. Other factors and assumptions not identified above are also involved in the preparation of forward-looking information, and the failure of such other factors and assumptions to be realized may also cause actual results to differ materially from those discussed. The Company assumes no obligation to update such estimates to reflect actual results, changes in assumptions or changes in other factors affecting such estimates.





Item 7.   Financial Statements and Exhibits

(c)  Exhibits


Designation                      Description
-----------                      -----------

    99        News release dated July 22, 1998 of US Airways
              Group, Inc. and US Airways, Inc.


                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.



                             US Airways Group, Inc. (REGISTRANT)

Date: July 22, 1998     By:  /s/ James A. Hultquist
                             ---------------------------------
                             James A. Hultquist
                             Controller (Chief Accounting Officer)



                             US Airways, Inc. (REGISTRANT)

Date: July 22, 1998     By:  /s/ James. A. Hultquist
                             ---------------------------------
                             James A. Hultquist
                             Controller (Chief Accounting Officer)










               (this space intentionally left blank)








Exhibit 99




      US AIRWAYS SETS RECORD OPERATING PROFIT AND REVENUES

     ARLINGTON, Va., July 22, 1998 -- US Airways Group, Inc. reported an operating profit for the second quarter today of $373.6 million on revenues of $2.3 billion. Both figures are records for any quarter in the history of the company. Earnings per common share were $1.95, up from $1.92 in 1997.

     Net profit for the quarter was $194.3 million, down 5.5% from $205.6 million in the second quarter of 1997. The second quarter net profit outcome was adversely affected by the increase in the company's book tax rate from 11.4 % in the second quarter of 1997 to 40.3 % in 1998.

     "Record revenues, record operating profits, record load factors and stable yields -- all during a quarter when capacity was down and when we faced unusually disruptive weather patterns -- are a credit to the employees of this company. Their efforts have kept us on target to begin seeing the results of our rebuilding efforts by the fourth quarter of this year. The building blocks now are in place for a new future for US Airways," said Stephen M. Wolf, chairman and CEO of US Airways Group, Inc.

     Wolf noted that the company ended the quarter with more than $2 billion in cash, after repurchasing 5.97 million shares of stock at a cost of $407 million. He also said that repayment of high-cost debt is continuing, with the early retirement of some $324 million just after the end of the quarter. The company also settled its lawsuit with Boeing during the quarter.

     "The second quarter was a significant marker on US Airways' path to building a platform for future growth," said Rakesh Gangwal, president and CEO of US Airways, Inc. "We launched MetroJet, our new low-cost strategic response. We announced a major marketing relationship with American Airlines. Our pilots began training to fly our new Airbus A320 aircraft family. Thousands of employees began learning new SABRE technologies. And we made the decision to move ahead with a new order for Airbus A330 widebody aircraft."




                             - more -




US Airways Sets Record Operating Profit And Revenues
July 22, 1998
Page Two

     "By late this year, MetroJet's continued growth and the introduction of 120-seat A319s into the fleet should allow us to meet strong passenger demand. The fact that we have consistently run record monthly load factors while maintaining steady yields suggests there is room for economical growth," Gangwal added.

     Gangwal noted that mainline unit costs were up only 2.9 % while capacity for the period was down 4.9 %, reflecting an improved cost picture in several key categories, including personnel, commissions and fuel.

     The operating margin for US Airways Group for the quarter was 16.3 %. The operating profit of $373.6 million was an increase of 46.2% over the second quarter of 1997 while the revenues of $2.3 billion were up 3.8 % over last year. Operating expenses were $1.9 billion, a decrease of 1.7 %. Pre-tax income of $325.4 million was 40.3 % higher than the second quarter of 1997.

     For the first half of 1998, revenues were $4.4 billion, an increase of 1.1 % over the first half of 1997, while operating expenses were $3.8 billion, a decrease of 2.3%. Operating profit was $565.6 million, up 31.2 %. Pre-tax income was $490.2 million, up 23.4 %, while net income was $292.5 million, down 18.3 %, again reflecting the change in the company's tax status.

     On a per-share basis, the profit for the first six months of the year was $2.89, as compared to $3.39 last year.

     While specific financial results for MetroJet are included in the company's overall results, Gangwal said that the new venture has had a very successful launch. He said that on-time performance to date has been 86 percent and that load factors are similar to those of US Airways' mainline operations and are ahead of forecast. As of September 9, MetroJet will be serving 12 cities and additional destinations are expected to be announced shortly. Eventually, as much as 25 percent of the US Airways system can be flown by MetroJet.

     On the operating side, revenue passenger miles and available seat miles continued to decline, by 0.7 % and 4.9 % respectively, as compared to the second quarter of 1997, while the passenger load factor for the quarter was 77.0 %, an increase of 3.3 percentage points. The break-even load factor was 66.8 %, up 0.8 percentage points, and yield was up 1.4 % to 17.18 cents. Revenue per available seat mile was 14.66 cents, an increase of 6.6 %, while cost per available seat mile was 12.42 cents, up 2.9 %. The cost of aviation fuel for the quarter, excluding fuel taxes, was
46.35 cents per gallon, down 21.1 %.

                              - 30 -

NUMBER:  3465



                     US Airways Group, Inc.          NEWS RELEASE
             CONSOLIDATED STATEMENTS OF OPERATIONS

                          (unaudited)
       (in thousands, except per share amounts and notes)

                                 Three Months Ended June 30,
                             1998(Note 1)     1997       % Change
                              ---------     ---------    --------
Operating Revenues
 Passenger transportation    $2,078,238    $2,011,963        3.3
 Cargo and freight               42,126        44,714       (5.8)
 Other                          176,455       155,933       13.2
                              ---------     ---------
  Total Operating Revenues    2,296,819     2,212,610        3.8

Operating Expenses
 Personnel costs                774,495       785,938       (1.5)
 Aviation fuel                  157,748       198,055      (20.4)
 Commissions                    137,647       165,208      (16.7)
 Aircraft rent                  110,954       113,784       (2.5)
 Other rent and landing fees     93,307        99,344       (6.1)
 Aircraft maintenance           114,416       104,873        9.1
 Depreciation and amortization   80,790        94,772      (14.8)
 Other                          453,904       395,092       14.9
                              ---------     ---------
  Total Operating Expenses    1,923,261     1,957,066       (1.7)
                              ---------     ---------
  Operating Income              373,558       255,544       46.2

Other Income (Expense)
 Interest income                 30,512        23,435       30.2
 Interest expense               (60,236)      (64,177)      (6.1)
 Interest capitalized           (17,632)        2,861         --
 Equity in earnings of
  affiliates                        236        13,492      (98.3)
 Other, net                      (1,034)          809         --
                              ---------     ---------
  Other Income (Expense), Net   (48,154)      (23,580)        --
                              ---------     ---------
Income Before Taxes             325,404       231,964       40.3

 Provision (Credit) for
  Income Taxes                  131,138        26,378         --
                              ---------     ---------
Net Income                      194,266       205,586       (5.5)

 Preferred Dividend Requirement      --       (23,507)        --
                              ---------     ---------
Earnings Applicable to
 Common Stockholders         $  194,266    $  182,079        6.7
                              =========     =========
Earnings per Common
 Share (Note 2)
  Basic                      $     1.99    $     2.53      (21.3)
  Diluted                    $     1.95    $     1.92        1.6

Shares Used for Computation
 Basic                           97,689        71,887
 Diluted                         99,694       104,147

Note 1. Results for 1998 include the results of Shuttle, Inc., which was acquired on December 30, 1997.
Note 2. Earnings per Common Share amounts for 1997 have been restated to conform with Statement of Financial
         Accounting Standards No. 128.



                     US Airways Group, Inc.          NEWS RELEASE
             CONSOLIDATED STATEMENTS OF OPERATIONS

                          (unaudited)
       (in thousands, except per share amounts and notes)

                                  Six Months Ended June 30,
                             1998(Note 1)     1997       % Change
                              ---------     ---------    --------
Operating Revenues
 Passenger transportation    $3,935,821    $3,908,818        0.7
 Cargo and freight               85,581        89,045       (3.9)
 Other                          338,019       315,825        7.0
                              ---------     ---------
  Total Operating Revenues    4,359,421     4,313,688        1.1

Operating Expenses
 Personnel costs              1,523,078     1,542,629       (1.3)
 Aviation fuel                  324,681       423,084      (23.3)
 Commissions                    261,429       309,799      (15.6)
 Aircraft rent                  221,873       234,717       (5.5)
 Other rent and landing fees    201,128       199,687        0.7
 Aircraft maintenance           228,579       201,754       13.3
 Depreciation and amortization  152,810       171,783      (11.0)
 Other                          880,212       799,063       10.2
                              ---------     ---------
  Total Operating Expenses    3,793,790     3,882,516       (2.3)
                              ---------     ---------
  Operating Income              565,631       431,172       31.2

Other Income (Expense)
 Interest income                 60,622        47,277       28.2
 Interest expense              (123,031)     (128,685)      (4.4)
 Interest capitalized           (12,841)        5,636         --
 Equity in earnings of
  affiliates                        453        26,910      (98.3)
 Other, net                        (674)       15,028         --
                              ---------     ---------
  Other Income (Expense), Net   (75,471)      (33,834)        --
                              ---------     ---------
Income Before Taxes             490,160       397,338       23.4

 Provision (Credit) for
  Income Taxes                  197,619        39,094         --
                              ---------     ---------
Net Income                      292,541       358,244      (18.3)

 Preferred Dividend Requirement  (6,623)      (44,371)     (85.1)
                              ---------     ---------
Earnings Applicable to
 Common Stockholders         $  285,918    $  313,873       (8.9)
                              =========     =========
Earnings per Common
 Share (Note 2)
  Basic                      $     2.99    $     4.60      (35.0)
  Diluted                    $     2.89    $     3.39      (14.7)

Shares Used for Computation
 Basic                           95,710        68,171
 Diluted                        101,317       104,050

Note 1. Results for 1998 include the results of Shuttle, Inc., which was acquired on December 30, 1997.
Note 2. Earnings per Common Share amounts for 1997 have been restated to conform with Statement of Financial
         Accounting Standards No. 128.



                      US Airways, Inc.               NEWS RELEASE
     (A Wholly-Owned Subsidiary of US Airways Group, Inc.)
             CONSOLIDATED STATEMENTS OF OPERATIONS

                         (unaudited)
                   (dollars in thousands)

                                   Three Months Ended June 30,
                                1998          1997      % Change
                              ---------     ---------   --------
Operating Revenues
 Passenger transportation    $1,869,727    $1,856,497        0.7
 US Airways Express
  transportation revenues       182,452       156,896       16.3
 Cargo and freight               40,954        43,651       (6.2)
 Other                          167,792       151,423       10.8
                              ---------     ---------
  Total Operating Revenues    2,260,925     2,208,467        2.4

Operating Expenses
 Personnel costs                723,999       744,648       (2.8)
 Aviation fuel                  145,602       187,512      (22.4)
 Commissions                    125,979       153,149      (17.7)
 Aircraft rent                   96,259        99,039       (2.8)
 Other rent and landing fees     84,637        94,711      (10.6)
 Aircraft maintenance            92,690        88,956        4.2
 Depreciation and amortization   74,005        90,967      (18.6)
 US Airways Express capacity
  purchases                     133,971       121,537       10.2
 Other                          418,095       369,007       13.3
                              ---------     ---------
  Total Operating Expenses    1,895,237     1,949,526       (2.8)
                              ---------     ---------
  Operating Income              365,688       258,941       41.2

Other Income (Expense)
 Interest income                 43,095        23,740       81.5
 Interest expense               (60,219)      (64,916)      (7.2)
 Interest capitalized           (20,212)        2,861         --
 Equity in earnings of
  affiliates                        236        13,492      (98.3)
 Other, net                      (1,048)        1,107         --
                              ---------     ---------
  Other Income (Expense), Net   (38,148)      (23,716)      60.9
                              ---------     ---------
Income Before Taxes             327,540       235,225       39.2

 Provision (Credit) for
  Income Taxes                  131,835        33,439         --
                              ---------     ---------
Net Income                   $  195,705    $  201,786       (3.0)
                              =========     =========



                       US Airways, Inc.              NEWS RELEASE
     (A Wholly-Owned Subsidiary of US Airways Group, Inc.)
             CONSOLIDATED STATEMENTS OF OPERATIONS

                         (unaudited)
                   (dollars in thousands)

                                   Six Months Ended June 30,
                                1998          1997      % Change
                              ---------     ---------   --------
Operating Revenues
 Passenger transportation    $3,546,515    $3,609,811       (1.8)
 US Airways Express
  transportation revenues       331,714       301,467       10.0
 Cargo and freight               83,240        86,952       (4.3)
 Other                          330,401       300,590        9.9
                              ---------     ---------
  Total Operating Revenues    4,291,870     4,298,820       (0.2)

Operating Expenses
 Personnel costs              1,421,489     1,460,627       (2.7)
 Aviation fuel                  299,633       400,451      (25.2)
 Commissions                    239,357       288,850      (17.1)
 Aircraft rent                  192,563       205,246       (6.2)
 Other rent and landing fees    183,871       190,293       (3.4)
 Aircraft maintenance           184,805       170,318        8.5
 Depreciation and amortization  139,309       164,139      (15.1)
 US Airways Express capacity
  purchases                     258,993       242,460        6.8
 Other                          816,723       743,358        9.9
                              ---------     ---------
  Total Operating Expenses    3,736,743     3,865,742       (3.3)
                              ---------     ---------
  Operating Income              555,127       433,078       28.2

Other Income (Expense)
 Interest income                 82,023        47,499       72.7
 Interest expense              (122,993)     (132,166)      (6.9)
 Interest capitalized           (17,687)        5,636         --
 Equity in earnings of
  affiliates                        453        26,910      (98.3)
 Other, net                        (644)       15,154         --
                              ---------     ---------
  Other Income (Expense), Net   (58,848)      (36,967)      59.2
                              ---------     ---------
Income Before Taxes             496,279       396,111       25.3

 Provision (Credit) for
  Income Taxes                  199,815        50,696         --
                              ---------     ---------
Net Income                   $  296,464    $  345,415      (14.2)
                              =========     =========



                       US Airways, Inc.              NEWS RELEASE
      (A Wholly-Owned Subsidiary of US Airways Group, Inc.)
   SELECTED AIRLINE OPERATING AND FINANCIAL STATISTICS (Note 1)

                         (unaudited)

                                    Three Months Ended June 30,
                                    1998       1997    % Change
                                  -------    -------   --------
Revenue passengers (thousands)*    15,302     15,533    (1.5)
Total revenue passenger miles
 (millions)                        10,916     11,003    (0.8)
Revenue passenger miles
 (millions)*                       10,881     10,953    (0.7)
Total available seat miles
 (millions)                        14,179     14,922    (5.0)
Available seat miles(millions)*    14,138     14,865    (4.9)
Passenger load factor*               77.0%      73.7%    3.3 pts.
Break-even load factor (Note 2)      66.8%      66.0%    0.8 pts.
Yield*                              17.18c     16.95c    1.4
Passenger revenue per available
 seat mile*                         13.22c     12.49c    5.8
Revenue per available seat mile
 (Note 2)                           14.66c     13.75c    6.6
Cost per available seat mile
 (Note 2)                           12.42c     12.07c    2.9
Average passenger journey (miles)*    711        705     0.9
Average stage length (miles)*         596        592     0.7
Revenue aircraft miles (millions)*    105        111    (5.4)
Cost of aviation fuel per gallon    52.35c     65.18c  (19.7)
Cost of aviation fuel per gallon
 (excluding fuel taxes)             46.35c     58.71c  (21.1)
Gallons of aviation fuel consumed
 (millions)                           278        288    (3.5)
Number of aircraft in operating
 fleet at period-end                  370        390    (5.1)
Full-time equivalent employees at
 period-end                        38,276     40,246    (4.9)

* Scheduled service only (excludes charter service).
c cents

Note 1. Includes US Airways "mainline" operations as well as the operations of its low-fare product, MetroJet.

Note 2. Financial statistics exclude "nonrecurring items" and the revenues and expenses generated under the capacity purchase arrangements US Airways has with certain US Airways Express air carriers.



                       US Airways, Inc.              NEWS RELEASE
      (A Wholly-Owned Subsidiary of US Airways Group, Inc.)
   SELECTED AIRLINE OPERATING AND FINANCIAL STATISTICS (Note 1)

                         (unaudited)

                                     Six Months Ended June 30,
                                    1998       1997    % Change
                                  -------    -------   --------
Revenue passengers (thousands)*    28,610     29,400    (2.7)
Total revenue passenger miles
 (millions)                        20,397     20,951    (2.6)
Revenue passenger miles
 (millions)*                       20,326     20,853    (2.5)
Total available seat miles
 (millions)                        27,913     29,460    (5.3)
Available seat miles(millions)*    27,831     29,346    (5.2)
Passenger load factor*               73.0%      71.1%    1.9 pts.
Break-even load factor (Note 2)      65.4%      65.1%    0.3 pts.
Yield*                              17.45c     17.31c    0.8
Passenger revenue per available
 seat mile*                         12.74c     12.30c    3.6
Revenue per available seat mile
 (Note 2)                           14.19c     13.57c    4.6
Cost per available seat mile
 (Note 2)                           12.46c     12.21c    2.0
Average passenger journey (miles)*    710        709     0.1
Average stage length (miles)*         594        589     0.8
Revenue aircraft miles (millions)*    208        219    (5.0)
Cost of aviation fuel per gallon    54.96c     70.26c  (21.8)
Cost of aviation fuel per gallon
 (excluding fuel taxes)             48.94c     63.83c  (23.3)
Gallons of aviation fuel consumed
 (millions)                           545        570    (4.4)
Number of aircraft in operating
 fleet at period-end                  370        390    (5.1)
Full-time equivalent employees at
 period-end                        38,276     40,246    (4.9)

* Scheduled service only (excludes charter service).
c cents

Note 1. Includes US Airways "mainline" operations as well as the operations of its low-fare product, MetroJet.

Note 2. Financial statistics exclude "nonrecurring items" and the revenues and expenses generated under the capacity purchase arrangements US Airways has with certain US Airways Express air carriers.